SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 11, 2005

NISOURCE INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16189	35-2108964
(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)
Incorporation)		Identification No.)

NISOURCE FINANCE CORP.

(Exact Name of Registrant as Specified in Charter)

Indiana	333-107421-01	35-2105468
(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

801 East 86th Avenue,
Merrillville, Indiana 46410
(877) 647-5990
(Address and Telephone Number
of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 11, 2005, NiSource Finance Corp. entered into a new $1.25 billion Revolving Credit Agreement with a syndicate of nineteen banks. Barclays Capital served as Lead Arranger and Sole Book Runner and Credit Suisse First Boston served as Co-Lead Arranger and Syndication Agent. J.P. Morgan Chase Bank, The Bank of Toyko-Mitsubishi and Citicorp USA serve as Co-Documentation Agents. The purpose of the new Credit Facility is to fund the Company’s ongoing working capital requirements and for general corporate purposes. The Facility replaces two existing credit facilities, as discussed under Item 1.02 below.

Under the new 62 month Revolving Credit Agreement $500 million will be available for letters of credit and $200 million will be available for swingline loans. Pricing under the new facility will be based upon a grid structure that is dependent upon the long-term senior unsecured credit ratings of NiSource Inc., Guarantor under the Agreement. Based upon NiSource Inc.’s current credit ratings, the “all-in fully drawn” pricing under the facility would be LIBOR plus 70 basis points. The Revolving Credit Agreement includes one financial covenant, a Maximum Debt-to-Capitalization covenant, set at 70%.

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On March 11, 2005, NiSource Finance Corp. terminated both its $500 million 364-day Revolving Credit Agreement and its $750 million 3-Year Revolving Credit Agreement, which would have otherwise expired on March 16, 2005 and March 18, 2007, respectively. As discussed in Item 1.01 above, these facilities were replaced by the new $1.25 billion Revolving Credit Facility entered into on the same date. With the exception of two lenders who chose not to participate in the new Revolving Credit Agreement, parties to the terminated agreements were identical to the parties to the new agreement. Pricing under both of the terminated credit agreements was higher than pricing under the new 5-year credit agreement. Both of the terminated credit agreements included two financial covenants, a Minimum Interest Coverage Ratio set at 1.75x, and a Maximum Debt-to Capitalization Ratio set at 70%.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 2.03 by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit
Number	Description
99.1	Revolving Credit Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NISOURCE INC.
(Registrant)
Date: March 17, 2005	By:	/s/ Jeffrey W. Grossman
Jeffrey W.Grossman
Vice President and Controller

NISOURCE FINANCE CORP.
(Registrant)
Date: March 17, 2005	By:	/s/ Jeffrey W. Grossman
Jeffrey W.Grossman
Vice President

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Revolving Credit Agreement